EXHIBIT 23.4

               CONSENT OF TRIMBLE TATE NULAN EVANS & HOLDEN, P.C.

                    TRIMBLE TATE NULAN EVANS & HOLDEN, P.C.
                        Attorneys and Counselors at Law
                         The Lincoln Center, Suite 2750
                              1660 Lincoln Street
                       (303) 839-1572 FAX: (303) 832-9233

                                    CONSENT

WE HEREBY CONSENT to the inclusion of our name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as counsel for the registrant, Enwin Resources Inc.

DATED this 15th day of October, 2004.


Very truly yours,


/s/ Trimble Tate Nulan Evans & Holden, P.C.
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TRIMBLE TATE NULAN EVANS & HOLDEN, P.C.